UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BPZ Energy, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BPZ Energy, Inc.
11999 Katy Freeway, Suite 560
Houston Texas 77079

April 18, 2005

Dear BPZ Energy, Inc. Shareholder:

I am pleased to invite you to the Annual Meeting of the Shareholders of BPZ Energy, Inc., a Colorado corporation (the “Company”, “BPZ”, “we”, “us” or “our”).  The meeting will be at 10:00 a.m. central time on May 31, 2005, at the Omni Houston Hotel – Westside, 13210 Katy Freeway, Houston, Texas 77079.

At the meeting, you and the other shareholders will vote on the following:

1.               the election of four directors to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified;

2.               the amendment and restatement of the Company’s Second Amended Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of common stock the Company may issue from 20,000,000 to 250,000,000;

3.               the amendment and restatement of the Articles of Incorporation to authorize the issuance of up to 25,000,000 shares of preferred stock;

4.               the approval of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan;

5.               the ratification of Johnson, Miller & Co. as the Company’s independent public accountants; and

6.               any other business that may properly come before the meeting.

Details relating to these matters are set forth in the attached Proxy Statement.  All shareholders of record as of the close of business on April 27, 2005 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

We hope you can join us on May 31, 2005. Your vote on these matters is important. To vote at the meeting, please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope.  If you plan to attend the meeting in person, please call (281) 556-6200 to RSVP and get directions.

Thank you for your continued support.

Very truly yours,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

BPZ Energy, Inc.
11999 Katy Freeway, Suite 560
Houston Texas 77079

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON May 31, 2005

Notice is hereby given that the 2005 Annual Meeting of Shareholders of BPZ Energy, Inc., a Colorado Corporation, will be held at The Omni Houston Hotel – Westside, 13210 Katy Freeway, Houston, Texas 77079 on May 31, 2005 at 10:00 a.m. central time for the following purpose: (i) to elect four candidates to the Board of Directors of the Company; (ii) to amend the Company’s Articles of Incorporation to increase the number of authorized shares of common stock the Company may issue from 20,000,000 to 250,000,000; (iii) to amend the Company’s Articles of Incorporation to authorize the issuance of up to 25,000,000 shares of preferred stock; (iv) to approve the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan; (v) to ratify the appointment of Johnson, Miller & Co. as the Company’s independent public accountants; and (vi) any other business that properly comes before the meeting.

Only shareholders of record at the close of business on April 27, 2005 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after this record date.  A list of these shareholders will be open for examination by any shareholder at the Annual Meeting, and for ten days prior thereto at the Company’s principal executive offices at 11999 Katy Freeway, Suite 560, Houston, Texas 77079.

By Order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Houston, Texas

April 18, 2005

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO US, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.  SHAREHOLDERS WHO ATTEND THE 2005 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

THE ANNUAL MEETING

This proxy statement is solicited by and on behalf of the Board of Directors of the Company for use at the 2005 Annual Meeting to be held on May 31, 2005 at the Omni Houston Hotel – Westside, 13210 Katy Freeway, Suite 560, Houston, Texas 77079, at 10:00 a.m. central time, or at any adjournments thereof.  The solicitation of proxies by the Board of Directors will be conducted primarily by mail.  Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock, no par value, of the Company (the “Common Stock”).  The costs of the solicitation will be borne by the Company.  This proxy statement and the form of proxy will be first mailed to shareholders of the Company on or about April 29, 2005.

Purpose of the 2005 Annual Meeting

The purpose of the 2005 Annual Meeting is to: (i) elect four candidates to the Board of Directors of the Company; (ii) amend the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock the Company may issue from 20,000,000 to 250,000,000; (iii) amend the Company’s Articles of Incorporation to authorize the issuance of up to 25,000,000 shares of preferred stock; (iv) approve the BPZ Energy 2005 Long-Term Incentive Compensation Plan; (v) ratify the appointment of Johnson, Miller & Co. as the Company’s independent public accountants; and (vi) any other business that properly comes before the meeting.  Although the Board does not anticipate that any other issue will come before the 2005 Annual Meeting (the “Annual Meeting”), your executed proxy gives the official proxies the right to vote your shares in their discretion on any other matter properly brought before the Annual Meeting.

Shareholder Proposals

If you want the Company to consider including a proposal in next year’s proxy statement, you must submit the proposal in writing to our Corporate Secretary, BPZ Energy, Inc., 11999 Katy Freeway, Suite 560, Houston, Texas 77079, no later than 5:00 pm on December 27, 2005.

Quorum Requirements

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders of a majority of the outstanding shares of common stock are present at the meeting in person or by proxy.  Abstentions and broker non-votes count as present for the purposes of establishing a quorum. Shares held by the Company in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Vote Required

If a quorum is present, the affirmative vote of a majority of all shares entitled to vote at the Annual Meeting will be required to approve proposals 2 and 3 above; and a majority of votes cast at the Annual Meeting will be required to approve proposals 1, 4, 5 and 6 above and decide any other matter that may properly be submitted to a vote at the meeting. Any shares present but not voted, including abstentions and broker non-votes, will not be considered as votes cast for or against a proposal and will have no effect on the voting of a proposal.  Each holder of Common Stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining the shareholders entitled to vote, is the close of business on April 27, 2005 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending the proposals on April 15, 2005.  As of March 31, 2005, the Company had 16,891,237 shares outstanding of common stock, no par value.  No other series of stock is authorized or outstanding. Holders of the shares of Common Stock have no preemptive rights. All outstanding shares are fully paid and non-assessable. The transfer agent for the Common Stock is ComputerShare Trust Company, Inc., telephone number
(303) 262-0600. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

If your shares of BPZ common stock are held by a broker, bank or other nominee (in “street name”), you will receive information from them on how to instruct them to vote your shares.

If you hold shares of BPZ common stock in your own name (as a “shareholder of record”), you may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR all above proposals.

Revoking a Proxy

You may revoke a proxy before the vote is taken at the meeting by:

•             submitting a new proxy with a later date,

•             by voting at the meeting, or

•             by filing a written revocation with BPZ’s Secretary.

Your attendance at the annual meeting will not automatically revoke your proxy.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of March 31, 2005, but prior to the issuance of any Merger earn-out shares (as discussed and defined below), concerning the beneficial ownership of BPZ’s Common Stock by each person who beneficially owns more than five percent of the Common Stock, by each of BPZ’s executive officers and directors, and by all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Beneficial Ownership (2)

Gordon Gray(3)	1,802,376	10.7%
Thomas Kelly	1,683,236	10.0%
Fernando Zúñiga y Rivero (4)	1,605,062	9.5%
Manuel Pablo Zúñiga-Pflücker	1,605,062	9.5%
John R. McKowen (5)	2,489,779	13.4%
All directors and executive officers as a group (five persons)	9,185,515	49.3%
Allied Crude Purchasing, Inc.(3) 3900 West Highway 180 Snyder, Texas 79549	1,802,376	10.7%
Navidec Financial Services, Inc. (5) 6399 South Fiddler’s Green, Suite 300 Greenwood Village, Colorado 80111	1,500,000	8.4%

(1)                                  Except as indicated herein, the business address for each beneficial owner is 11999 Katy Freeway, Suite 560, Houston, Texas 77079. The principal business address for Mr. McKowen is 6399 S. Fiddler’s Green Circle, Suite 300, Greenwood Village, CO 80111.

(2)                                  The calculations of percentage beneficial ownership are based on 16,891,237 shares outstanding as of March 31, 2005.

(3)                                  The number of shares reflected above as beneficially owned by Mr. Gray includes 1,802,376 shares that he beneficially owns and controls through his sole ownership of Allied Crude Purchasing, Inc.

(4)                                  The number of shares reflected above is beneficially owned by Mr. Zúñiga y Rivero does not include 77,032 shares held of record by his wife, Blanca Pflücker de Zúñiga, as Mr. Zúñiga y Rivero disclaims beneficial ownership of these shares.

(5)                                  The number of shares of common stock beneficially owned by Mr. McKowen includes options to purchase 750,000 shares of common stock which are exercisable within 60 days of the Record Date. In addition, Mr. McKowen is the Chief Executive Officer of Navidec Financial Services, Inc. (“NFS”), formerly a subsidiary of the Company.  NFS holds 500,000 of the Company’s common shares and has warrants to purchase 1,000,000 of the Company’s common shares at $2.00 per share, all of which warrants are fully vested. Such option and warrant shares and NFS shares are also reflected in the total for Mr. McKowen and the total for all directors and executive officers as a group.

Rule 13d-3 under the Securities Exchange Act of 1934, provides for the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be “in the money” within the next sixty days.

The Merger Agreement (as discussed and defined below) provided for an initial issuance of 9,000,000 shares of Common Stock with earn-out provisions providing for an additional 18,000,000 shares (the “Earn-out Shares”) should two independent production and reserve benchmarks be reached. The first Earn-out Share target relating to reserves was achieved in December 2004 and 9,000,000, or 50%, of the Earn-out Shares are issuable at this time.  However, the contingent Earn-out Shares can only be issued after the shareholders have approved an increase in the number of authorized common shares of the Company (see Proposal 2).  The remaining 9,000,000 Earn-out Shares are contingent on the Company achieving production of 2,000 barrels of oil per day or its equivalent (approximately 12 million cubic feet of gas per day) prior to December 28, 2007.  The table below shows the beneficial ownership on a pro forma basis as if the entire 18,000,000 Earn-out Shares had been issued on March 31, 2005.

Beneficial Owner	Pro Forma Number of Shares of Common Stock Beneficially Owned	Pro Forma Percent of Beneficial Ownership (2)

Gordon Gray (3)	5,619,172	16.1%
Thomas Kelly	5,247,737	15.0%
Fernando Zúñiga y Rivero (4)	5,004,016	14.3%
Manuel Pablo Zúñiga-Pflücker	5,004,016	14.3%
John R. McKowen (5)	2,489,779	6.8%
All directors and executive officers as a group (five persons)	23,364,720	63.8%
Allied Crude Purchasing, Inc. (3) 3900 West Highway 180 Snyder, Texas 79549	5,619,172	16.1%
Navidec Financial Services, Inc. (5) 6399 South Fiddler’s Green, Suite 300 Greenwood Village, Colorado 80111	1,500,000	4.2%

(1)                                  Except as indicated herein, the business address for each person is 11999 Katy Freeway, Suite 560, Houston, Texas 77079.  The business address for Mr. McKowen is 6399 S. Fiddler’s Green Circle, Suite 300, Greenwood Village, CO 80111.

(2)                                  The calculations of percentage beneficial ownership are based on 34,891,237 shares which would be outstanding, assuming the pro forma issuance of the additional 18,000,000 Earn-out Shares plus any dilutive securities appropriate for that individual or group.

(3)                                  The pro forma number of common shares reflected above as beneficially owned by Mr. Gray includes 5,619,172 shares that he would beneficially own and control through his sole ownership of Allied Crude Purchasing, Inc., assuming the issuance of his proportionate share of all Earn-out Shares.

(4)                                  The number of shares reflected above as beneficially owned by Mr. Zúñiga y Rivero does not include 77,032 shares held of record and an additional 163,126 of Earn-out Shares that would be received if all Earn-out Shares were earned by his wife Blanca Pflücker de Zúñiga, as Mr. Zúñiga y Rivero disclaims beneficial ownership of these shares.

(5)                                  The number of shares of common stock beneficially owned by Mr. McKowen includes options to purchase 750,000 shares of common stock which are exercisable within 60 days. In addition, Mr. McKowen is the Chief Executive Officer of Navidec Financial Services, Inc. (“NFS”), formerly a subsidiary of the Company.  NFS holds 500,000 of our common shares and has warrants to purchase 1,000,000 of our common shares at $2.00 per share, all of which warrants are fully vested.  Such option and warrant shares and the NFS shares are reflected in the total for Mr. McKowen and the total for all directors and executive officers as a group.

Change in Control

On July 8, 2004, Navidec and BPZ Energy, Inc., a Texas corporation (“BPZ-Texas”) entered into a Merger Agreement (the “Merger Agreement”) providing for the acquisition of BPZ-Texas as a wholly owned subsidiary of Navidec in a transaction intended to qualify as a tax free share exchange (the “Merger”). The Merger was consummated on September 10, 2004.  Navidec subsequently changed its name to BPZ Energy, Inc. on February 4, 2005.  Though the Company’s name has been changed, the pre-Merger company may be referred to as Navidec in this filing to avoid confusion.

The Merger Agreement provided for the issuance by Navidec of 9,000,000 shares of its common stock to the shareholders of BPZ-Texas in exchange for all of the outstanding stock of BPZ-Texas.  Following the issuance of the initial 9,000,000 shares under the Merger Agreement and consummation of the private placement contemplated in the Merger Agreement, the shareholders of BPZ-Texas owned approximately 56.7% of Navidec.

The Merger Agreement also provided for the potential issuance by Navidec of an additional 18,000,000 shares to the pre-Merger shareholders of BPZ-Texas on an earn-out basis (the “Earn-Out Shares”) if the Company achieved certain production and reserve goals. The first Earn-out Share target relating to reserves was achieved in December 2004 and 9,000,000, or 50%, of the Earn-out Shares are issuable at this time.

However, the contingent Earn-out Shares can only be issued after the shareholders have approved an increase in the number of authorized common shares of the Company (see Proposal 2).  The remaining 9,000,000 Earn-out Shares are contingent on the Company achieving production of 2,000 barrels of oil per day or its equivalent (approximately 12 million cubic feet of gas per day) prior to December 28, 2007.  Assuming the pro forma issuance of the entire 18,000,000 shares of Navidec common stock subject to the earn-out, the post-merger Navidec would be owned approximately 8.9% by the new investors in the Company who acquired their shares in a private placement of the Company’s common stock, which was consummated as of September 30, 2004, 11.4% by the legacy Navidec shareholders, and approximately 79.7% by the BPZ-Texas shareholders. As discussed in Proposal Number Two, below, the Earn-Out Shares cannot be issued until the Company amends its Articles of Incorporation to increase the number of authorized shares, which would require shareholder approval.

The above calculations are based on shares issued and outstanding and do not give effect to the potential dilution arising from warrants and stock options outstanding as of the date of the Merger.

The Merger Agreement also provided that all existing directors of Navidec would resign except John R. McKowen. As a result, effective September 10, 2004 Dr. Zúñiga y Rivero, Mr. Zúñiga-Pflücker, Mr. Kelly and Mr. Gray became directors.

Certain Relationships and Related Transactions

In January 2003, Navidec agreed to issue an option for a period of five years to purchase up to 16 million shares of the no par value common stock of Navidec Capital, Inc. to Interactive Capital, Inc., whose primary shareholder is John McKowen, a director, shareholder and former officer of the Company. In December 2003, the Board of Directors of Navidec voted to exchange 600,000 options to purchase Navidec common stock for all of the outstanding rights to purchase common stock of Navidec Financial Services, Inc. (“NFS”).  The exercise price of these options is $1.30 and they are exercisable for five years.

In October of 2003, Navidec made a $200,000 investment in the Kirby Enterprise Fund (the Fund) for which Chuck Kirby, a control person of the Fund and was also at the time a person of beneficial ownership of the Company. The Fund is a limited liability company organized to invest in the equities security markets. This investment was not part of the assets conveyed to the Company in the Merger.

At December 31, 2003, BPZ had a receivable of approximately $162,800 due from BPZ & Associates, Inc., which was the parent of BPZ prior to the Merger. The receivable was primarily due to certain operating reimbursements. Additionally, BPZ made additional cash advances to BPZ & Associates, Inc. totaling $$789,591 prior to the Merger.  Immediately prior to the date of the Merger Agreement, BPZ & Associates, Inc. reorganized its capital structure to distribute shares of BPZ Energy, Inc. to the shareholders of BPZ & Associates, Inc. and to provide that BPZ Energy, Inc. would forgive the obligation for intercompany advances, totaling $952,391.

In 2003, BPZ entered into a loan agreement Allied Crude Purchasing, Inc., a company of which Gordon Gray, a director of BPZ, is the sole a owner, under which BPZ made total borrowings of $665,000. Prior to the consummation of the merger with Navidec, BPZ converted this debt into 1,802,376 shares of common stock. Mr. Gray is also entitled to receive 3,816,796 of the Earn-out Shares, when and if they are issued.

During 2004, the Company issued 1,689,236 shares of common stock to Thomas Kelly, a director of the Company, as compensation for his financial advisory services in arranging the merger with Navidec, assisting in the private placement, and making introductions to potential financing sources.

Mr. Kelly also provided certain letter of credit guarantees, which are no longer in place. Mr. Kelly is entitled to 3,564,501 of the Earn-out Shares, when and if they are issued.

In July 2004, BPZ entered into a Director Agreement with Mr. McKowen, then CEO of Navidec, related to his continued service as a Director to BPZ upon consummation of the Navidec/BPZ Merger. Pursuant to that Agreement, Mr. McKowen received BPZ options to acquire up to 1,000,000 million shares at $1.30 per share. Of such option shares, 500,000 became vested upon the closing of the private placement of at least $6,000,000. The remaining 500,000 shares will vest upon the receipt of additional investment proceeds totaling $6,000,000, including proceeds from the exercise of outstanding warrants, provided such funding is received by BPZ no later than September 10, 2006. Such options, when vested, expire ten (10) years from the date of grant.

On July 20, 2004, the Board of Directors of Navidec, Inc. approved an advance of $400,000 to BPZ under a promissory note payable dated July 15, 2004. Navidec, Inc. funded the loan from proceeds received as a result of recent stock option exercises and from the proceeds of a $260,000 personal loan made to Navidec, Inc. from John McKowen. This secured promissory note owing from BPZ Energy, Inc. was repaid as part of the disbursement of private placement funds following the closing of the Merger.

In connection with the Merger, the Company entered into a business consulting agreement with NFS under which NFS would provide investor relations, public relations, and other financial advisory services to BPZ. Under this agreement, BPZ was obligated to pay NFS fees of $30,000 per month for a period of twelve months ending on July 31, 2005. This agreement was cancelable upon 30 days notice at any time after October 31, 2004. Additionally, BPZ agreed to grant NFS fully vested warrants to purchase 1,500,000 shares of Navidec, Inc. common stock at an exercise price of $2.00 per shares at any time prior to July 31, 2006. Pursuant to an agreement between the parties, NFS will discontinue services under the Business Consulting Agreement after May 6, 2005.

As reflected in the Merger Agreement, BPZ & Associates retained a 10% cost-free overriding royalty interest in the gross revenues, net of government royalties, of the four blocks in Peru currently owned by the Company. BPZ & Associates, Inc. is an entity controlled by certain officers and directors of the Company. After further study, the Board of Directors has concluded that it will be better for the Company and its shareholders to eliminate this overriding royalty interest and to put into place a more traditional management incentive plan based upon the results of the Company related to the operations of such blocks and other appropriate measures of Company success. Accordingly, BPZ & Associates has agreed to relinquish this 10% overriding royalty interest in lieu of a more traditional incentive compensation arrangement to be determined by the Board of Directors.

Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company’s common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Audit Committee Report

Activities

Currently, the entire Board of Directors is acting as the audit committee. The Board has reviewed and discussed BPZ’s audited financial statements with the Company’s independent auditors and with members of management.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Board’s responsibility is to monitor and oversee these processes.

In this context, the Board has met and held discussions with the Company’s management and its independent auditor, Johnson, Miller & Co.  Management represented to the Board that the Company’s consolidated financial statements were prepared in accordance with generally accepted U.S. accounting principles, and the Board has reviewed and discussed the consolidated financial statements with management and Johnson, Miller & Co.  The Board discussed with Johnson, Miller & Co. matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees).

Johnson, Miller & Co. also provided to the Board the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  The Board discussed with Johnson, Miller & Co. that firm’s independence.

Based on and in reliance upon the reviews and discussions referred to above, the Board recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2004.

Submitted by the Board of Directors.

Fernando Zúñiga y Rivero

Gordon Gray

Thomas E. Kelly

John R. McKowen

Manuel Pablo Zúñiga-Pflücker

Principal Accountant Fees and Services

Johnson, Miller &Co. has acted as independent certified public accountants for the Company since November 17, 2004, and has been selected by the Board to serve again in that capacity for 2005.  The following table lists the aggregate fees and costs billed by Johnson, Miller & Co. for 2003 and 2004 services identified below:

	Amount Billed
	2004		2003

Audit Fees	$37,162		$72,445
Audit-Related Fees	2,578	(a)	34,719	(b)
Tax Fees	—		—
All Other Fees	—		—

Total	$39,740		$107,164

(a)                                  Audit-related fees for 2003 consist of out-of-pocket expenses.

(b)                                 Audit-related fees for 2004 consist of:

•                  out-of-pocket expenses

•                  planning meetings

•                  private placement memorandum and related proforma financial statements

•                  attendence annual shareholders’ meeting

The Board’s policy is to prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the audit committee, or the full Board if there is no separate audit committee.

During the fiscal year ended 2004, the Board approved all of the “audit related fees.”  The Board has considered whether the provision of Johnson, Miller & Co’s non-audit services is compatible with maintaining Johnson, Miller & Co’s independence and concluded the provision of such services is compatible with maintaining their independence.

Meetings of the Board

During 2004, the Board of Directors held 12 regular and special meetings. All of the incumbent directors attended at least seventy-five percent of the meetings held during the period for which they have been directors.

Board Committees

The Company does not currently have a nominating committee or a compensation committee.  In addition, the Company does not currently have a separate audit committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The entire Board of Directors therefore acts as the audit committee.  The Board of Directors has not adopted a written charter for an audit committee.  The Board of Directors has determined that, at present time, it does not have an audit committee financial expert because in this early stage of the Company’s activities since the Merger (discussed under “Change in Control” above) the Company has not yet identified such an expert suitable for the Company’s business.

Executive Compensation

This section sets out the annual compensation paid to our officers for the last three fiscal years. No executive officer of the Company received annual compensation in excess of $100,000 during the last calendar year.

					Long Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Fiscal Year Ending	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options/SARS (#)	LTIP Payouts ($)	All Other Compensation ($)

Thomas Kelly	2004	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chief Executive Officer	2003	N/A	N/A	N/A	N/A	N/A	N/A	N/A
and Director	2002	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Officer Compensation/Employment Agreements

In connection with the Merger and pursuant to a verbal agreement with the Company, Thomas Kelly received 1,683,236 shares of common stock of the Company and is entitled to receive a further 3,564,501 Earn-out Shares.

In addition, Allied Crude Purchasing, Inc., a company controlled by Gordon Gray, a director of the Company, received 1,802,376 shares of common stock of the Company in exchange for the cancellation of certain indebtedness of the Company. Allied Crude Purchasing, Inc is entitled to its proportionate interest in the Earn-out Shares, or 3,819,796 shares, when issued.

In connection with the Merger, Mr. McKowen received BPZ options to acquire up to 1,000,000 million shares at $1.30 per share. Of these options to acquire shares, 500,000 became vested upon the closing of the $6 million private placement that took place September 30, 2004. The remaining 500,000 shares will vest upon the receipt of additional investment proceeds totaling $6,000,000, including proceeds from the exercise of outstanding warrants and provided that such funding is received by BPZ no later than September 10, 2006. The options, when vested, expire ten (10) years from the date of grant.

As of September 1, 2004, pursuant to verbal agreements with the Company, the following gross salaries are being paid to the following individuals:

Dr. Fernando Zúñiga y Rivero, Chairman	$10,000 per month

Manuel Pablo Zúñiga-Pflücker, President	$10,000 per month

Director Compensation

Directors receive reimbursement of reasonable expenses incurred in attending meetings of the Board of Directors.  During 2004, there were no payments of directors fees to any of the Directors.

Long-Term Incentive Plan

We currently have no long-term incentive plans.  The Board of Directors is presenting Proposal 4, Adoption of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan, described below, to the shareholders for approval.

Employee Incentive Plan

As a result of the anticipated Merger, BPZ assumed the Navidec 2004 Stock Option Plan, which provided for the issuance of up to a maximum of three million shares of no par value common stock covered by this plan.  The Navidec 2004 Stock Option Plan has been discontinued as to any new stock option grants subsequent to the Merger.  As of December 31, 2004, there were 1,170,152 remaining stock options outstanding under the Plan, all of which are fully vested and expire on September 10, 2007.  The Board of Directors is presenting Proposal 4, Adoption of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan, described below, to the shareholders for approval.  The Company has not granted any options since the Merger.

Communications with the Board of Directors

Shareholders who would like to contact the Board of Directors or specified individual directors on a confidential basis may do so by sending a written communication to Presiding Director, BPZ Energy, Inc., 11999 Katy Freeway, Suite 560, Houston, Texas 77079.

The Company currently has no formal policy with respect to Board members’ attendance at annual meetings. The Company in its current form did not have an annual meeting last year.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)                                  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)                                  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

(3)                                  Compliance with applicable governmental laws, rules and regulations;

(4)                                  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)                                  Accountability for adherence to the code.

Due to the limited scope of the Company’s current operations, we have not adopted a corporate code of ethics that applies to our principal executive officer, principal accounting officer, or persons performing similar functions.

Section 16(A) - Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers and directors, as well as persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file initial reports of beneficial ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except: (i) Mr. Zuniga-Pflucker became an officer of the Company and received shares of Common Stock related to the Merger on September 10, 2004 and filed the required Form 3 on November 19, 2004, (ii) Navidec Financial Services, Inc. (“NFS”) became the beneficial owner of more than 10% of our Common Stock on September 10, 2004 and filed the required Form 3 on March 5, 2005.  Additionally, the Company believes NFS engaged in other reportable transactions during 2004 which have not yet been reported on Form 4, (iii) Chuck Kirby, who was the beneficial owner of more than 10% of the Company’s Common Stock prior to the Merger, filed a Form 3 on October 7, 2004 related to his initial beneficial ownership in the Company resulting from shares of Common Stock received and stock options granted on April 26, 2004.  Mr. Kirby also filed a Form 4 on October 7, 2004 related to sales of the Company’s Common Stock that occurred during the period from July 14, 2004 to August 27, 2004 and a Form 4 on December 13, 2004 which related to sales of the Company’s Common Stock that occurred during the period from August 8, 2004 to September 10, 2004, and (iv) Mr. McKowen, a director of the Company, filed a Form 4 on December 3, 2004 to report a sale of Common Stock that occurred on November 30, 2004.  Mr. McKowen filed a Form 4/A on December 7, 2004 which corrected certain information reported in the Form 4 filed on December 3, 2004.  Mr. McKowen also filed a Form 4 on November 1, 2004 to report the grant of stock options on September 10, 2004 and an acquisition of Common Stock on October 25, 2004, a Form 4/A on November 1, 2004 which corrected the number of shares previously reported on a Form 4 filed on August 16, 2004,  a Form 4/A on May 26, 2004 which amended the number of securities previously reported on a Form 4 filed on June 17, 2003 and a Form 4/A on May 26, 2004 which corrected a purchase transaction previously reported on a Form 4 filed on June 11 2003.  The Company believes that certain of the reports on Form 4 filed by Mr. McKowen may not have been reported correctly and may require amendment.

PROPOSAL ONE

ELECTION OF DIRECTORS

Currently, the Company’s Board of Directors is composed of five directors, Dr. Fernando Zúñiga y Rivero, Thomas Kelly, Manuel Pablo Zúñiga-Pflücker, Gordon Gray and John R. McKowen.  At the Annual Meeting, four directors are to be elected, each of whom will serve until the 2006 Annual Meeting and until his successor is duly elected and qualified.  The persons named as official proxies on the enclosed proxy card intend to vote FOR the election of each of the four nominees listed below, unless authority to vote is withheld or otherwise instructed.

The Board has nominated and the official proxy holders will vote to elect the following individuals as members of the Board of Directors:  Dr. Fernando Zúñiga y Rivero, Thomas Kelly, Manuel Pablo Zúñiga-Pflücker, and Gordon Gray.  Each nominee has consented to be nominated and to serve if elected.

Information about the Nominees

The nominees and their positions and ages are as follows.  All directors have served since their appointment in September 2004.

Name	Age	Position
Dr. Fernando Zúñiga y Rivero	78	Chairman of the Board
Thomas Kelly	50	Chief Executive Officer and Director
Gordon Gray	52	Director
Manuel Pablo Zúñiga-Pflücker	44	President and Director

Other than Dr. Zúñiga y Rivero, who is the father of the Company’s President and fellow member of the Board, Mr. Zúñiga-Pflücker, there are no family relationships between any directors or executive officers of the Company.  Set forth below are brief descriptions of the recent employment and business experience of the officers and directors of the Company.

Dr. Fernando Zúñiga y Rivero, Chairman of the Board.  Dr. Zúñiga y Rivero continued as Chairman of the Board of BPZ Energy, Inc. upon consummation of the Merger with Navidec, Inc. in September 2004.   Immediately prior to the merger and since 1996, he has served as Chairman of BPZ & Associates Inc. the parent company of BPZ Energy, Inc.   Dr. Zúñiga y Rivero was also Energy Division project officer of The World Bank, he planned and implemented exploration promotion projects in 58 countries, primarily in East and West Africa, Eastern Europe, Southeast Asia and Latin America from 1979 to 1996.  Dr. Zúñiga y Rivero has fifty years of experience in the international energy industry starting as exploration geologist, biostratigrapher, and exploration head of an Exxon affiliate; continuing as exploration production manager, integrated operations manager, general manager, and chairman / CEO of Petróleos del Peru, the national oil company of Peru.  Dr. Zúñiga y Rivera holds B.S., M.S. and Ph.D. in Geology from the University of San Augustin, Peru, and conducted postgraduate studies at the University of California, Los Angeles.

Thomas Kelly, Chief Executive Officer and Director.  Mr. Kelly became Chief Executive Officer and Director of BPZ Energy, Inc. upon consummation of the Merger with Navidec, Inc. in September 2004.   He is currently Chairman of the Board of United Fuel & Energy Corporation, a publicly-traded provider of fuel, lubricants and related services and was its CEO from 1998 through May 2004.  He is also a director of Allis Chalmers Energy, Inc.  Mr. Kelly is an independent oil and gas producer in Midland, Texas who has invested in a variety of acquisition, exploitation and exploration programs since 1980 and continuing from 2000 to present.  Prior to 2000, Mr. Kelly founded and managed several energy related companies including Baytech, Inc. and First Permian, LLC.  He graduated with a degree in business from Baylor University.

Manuel Pablo Zúñiga-Pflücker, President and Director.  Mr. Zúñiga Pflücker continued as President of BPZ Energy, Inc. upon consummation of the Merger with Navidec, Inc. in September 2004.  Immediately prior to the merger and since 1989, Mr. Zúñiga Pflücker has served as President of BPZ & Associates, the parent company of BPZ Energy Inc.   Mr. Zúñiga Pflücker began his career in 1983 with Occidental Petroleum Corporation.  Mr. Zúñiga Pflücker holds a B.S. in mechanical engineering from the University of Maryland as well as a M.S. in petroleum engineering from Texas A&M University.

Gordon Gray, Director.  Mr. Gray became a Director of BPZ Energy, Inc. upon consummation of the Merger with Navidec, Inc. in September 2004.  Since 1982, Mr. Gray has served as President of Allied Crude Purchasing, Inc., which purchases crude oil at the well site and transports it by truck or pipeline to sales points throughout Texas and Eastern New Mexico.  Mr. Gray has owned and operated oil production and oil field service businesses for over 30 years. His activities are centered in West Texas in the Permian Basin, the most productive oil and gas region in the United States.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

PROPOSAL TWO

TO AMEND AND RESTATE OUR ARTICLES OF INCORPORATION

TO AUTHORIZE AN INCREASE IN THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors of the Company has approved and is recommending to shareholders of the Company’s Common Stock the proposed amendment to the Third Article of the Company’s Articles of Incorporation authorizing an increase in the number of authorized shares of Common Stock that the Company may issue from twenty million (20,000,000) to one hundred and fifty million (250,000,000).  The proposed authorized shares of Common Stock will have all the same rights and restrictions as the Common Stock currently authorized.

Purpose of the Proposal

On September 10, 2004, the Company consummated the Merger by and between Navidec and BPZ Energy, Inc., a Texas corporation whereby the Texas entity became a wholly-owned subsidiary of the Company.  Prior to this merger, the Company primarily used debt financing to fund its operations because the Company was still in the early stages of developing its properties, none of which properties required capital intensive financing prior to the Merger.  As a result of the Merger, the business of the Company has become the development of the international oil and gas assets held by its wholly owned subsidiary BPZ Energy, Inc., a Texas corporation.  Prior to the Merger, the only costs incurred by this Texas entity consisted mostly of geological, geophysical, and engineering costs as well as general and administrative costs.  The Company plans, however, to substantially develop these properties to realize the possibility of significant economic gains for the Company and its shareholders.  This development will be capital intensive.  We expect to require additional equity financing as well as debt financing to obtain the necessary equipment, services and other resources to realize any significant revenues.  Therefore, we believe that it is necessary to increase the authorized shares of Common Stock that the Company can issue in exchange for significant equity financing to finance and support the continued development of the properties through both debt and equity financing, which we believe will be required for the development of our oil and gas properties.

In connection with the Merger and a private placement of Common Stock, the Company received total net proceeds of approximately $5.5 million dollars.  We believe that these funds will be adequate to allow us to meet our minimum commitments and assure continued operations for at least the next twelve months.  Growth and development of the property, however, will eventually require additional funding, most likely obtained from a combination of debt and equity financing.  We believe that a necessary means of attaining this funding will be our ability to issue stock in exchange for significant equity financing.

Further, there is intense competition in the oil and gas industry with respect to the acquisition of producing properties, proved undeveloped acreage, and leases for these properties.  Many major and independent oil and gas companies actively pursue and bid for rights to desirable properties, and many companies have been actively acquiring properties in and around Peru and Ecuador, our main areas of operation.  As demand increases in this region, our ability to expand and grow may be hindered, particularly because many of our competitors have a substantially greater financial and capital resources.  By increasing the authorized shares of Common Stock that the Company may issue, we may be able to access greater capital resources for the Company, which would make us better able to compete.

We also believe that the issuance and sale of additional shares of our Common Stock would have the effect of increasing the public float of our Common Stock and increasing the number of shareholders owning the stock.  By increasing the public float, we believe the liquidity of the Company’s Common Stock would be increased and could have the effect of increasing shareholder value.

Additionally, in accordance with the terms of the Merger Agreement, the Company has reached certain goals that have triggered the Earn-Out Shares to be payable to former, pre-merger BPZ shareholders.  Under the Merger Agreement, these shareholders are entitled to a portion of the Earn-Out Shares in the amount of 9,000,000.  Currently, the Company is authorized to issue up to 20,000,000 shares of Common Stock, of which, 16,891,237 shares were outstanding as of March 31, 2005. Therefore, to meet our obligations under the Merger Agreement, the Company must increase the number of shares it has authority to issue.

We believe the proposed increase in authorized shares is necessary to satisfy all the above-described objectives and obligations.

Special Considerations

Issuance of additional shares of Common Stock might have anti-takeover effects by diluting the voting power of a person seeking to acquire control of the Company through a tender offer, proxy contest, or otherwise.  Such effect, however, is not the purpose of the proposed increase in the number of shares of authorized Common Stock.  The authorization to issue additional shares of Common Stock as described above will not, in itself, affect the rights of shareholders.  If this amendment is approved, the Company will have approximately 220 million shares of Common Stock available for issuance.

Additionally, if the proposal to increase the amount of authorized shares of Common Stock that the Company may issue is granted, and the Company subsequently issues additional Common Stock, current shareholder equity in the Company may be diluted.  We believe, however, that any dilution that a shareholder may suffer upon the subsequent issuance of authorized stock would be outweighed by the benefit derived from the funds secured by such issuance.

Vote Required

The vote required to approve the proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 250,000,000 is the affirmative vote of the holders of a majority of the shares entitled to vote at the Annual Meeting.  Each holder of Common Stock is entitled to one (1) vote for each share held.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL THREE
TO AMEND OUR ARTICLES OF INCORPORATION TO AUTHORIZE
PREFERRED STOCK

Purpose of the Proposal

The Board believes that it is desirable to have preferred stock (the “Preferred Stock”) available for possible future equity financing and other general corporate purposes.  Having such additional authorized Preferred Stock available for issuance in the future will give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting.  All authorized but unissued shares of Preferred Stock approved by this amendment will be available for issuance in one or more series with rights and preferences to be established by the Board of Directors from time to time without further action by the shareholders, unless such action is otherwise required by applicable law.

As described in the immediately preceding Proposal Two, the Company will require significant additional financing to develop its existing oil and gas properties.  There may be times when it would be preferable, and less costly to the Company’s shareholders in terms of dilution and earnings per share, to raise cash through the sale of Preferred Stock rather than the sale of Common Stock or other forms of financing.  The Company desires to authorize 25,000,000 shares of Preferred Stock to give it the flexibility to issue such stock for such financing needs.

If the amendment is approved, the Preferred Stock could be issued by the Company in public or private offerings at such times, for such purposes and for such consideration as the Board may deem advisable and without further shareholder approval.  The Company has no present plan, arrangements or understandings concerning issuance of Preferred Stock.  However, if the Preferred Stock is authorized by the shareholders, the Company intends to use it as desirable for financing purposes to fund its exploration, development, and/or acquisition activities, or for other appropriate corporate purposes.

Special Considerations

The holders of Preferred Stock will generally rank superior to holders of Common Stock in the collection of dividends, if any, and with respect to any asset distribution in the event of dissolution or bankruptcy.  The holders of Preferred Stock may have the right to convert their Preferred Stock into Common Stock if that right is granted by the Board in the issuance of a particular series of Preferred Stock.  The holders of Preferred Stock may have a greater expectation to a certain dividend if that right is included as part of the issuance of a series of Preferred Stock.

The Preferred Stock may be issued with or without voting power, but in any case will not be issued with superior voting power per share than the Company’s Common Stock.  Holders of the Preferred Stock will also not have preemptive rights to subscribe for any additional securities which may be issued by the Company.

Issuance of Preferred Stock, if it has voting power, might have some anti-takeover effects by diluting the voting power of a person seeking to acquire control of the Company through a tender offer, proxy contest or otherwise.  Such effect, however, is not the purpose of the Preferred Stock, and a share of the Preferred Stock cannot have more voting power than a share of Common Stock (one vote per share).  A share of Preferred Stock may have less than one vote per share (or no voting power other than what is required by law).  The authorization of the Preferred Stock as described above will not, in itself, affect the rights of shareholders.  If this amendment is approved, the Company will have 25,000,000 shares of Preferred Stock available for issuance.

Vote Required

The vote required to approve the proposal to amend the Articles of Incorporation to authorize the issuance of up to 25,000,000 shares of Preferred Stock is the affirmative vote of the holders of a majority of the votes eligible to vote at the Annual Meeting.  Each holder of Common Stock is entitled to one (1) vote for each share held.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING THE ISSUANCE OF UP TO 25,000,000 SHARES OF PREFERRED STOCK.

PROPOSAL FOUR

ADOPTION OF THE BPZ ENERGY, INC. 2005 LONG-TERM INCENTIVE COMPENSATION PLAN

The Board of Directors of the Company has approved and is recommending to shareholders of the Company’s Common Stock the proposed BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (the “LTIP”) that permits the Board of Directors to award eligible employees, directors and consultants with incentive- and non-incentive- based compensation.

Purpose

The purpose of the LTIP is primarily to encourage employees, directors and consultants of the Company to acquire Common Stock and other equity-based interests in the Company so that their interests are aligned with those of other shareholders.  We believe that the LTIP will stimulate employees’, directors’ and consultants’ efforts on the Company’s behalf, as well as maintaining and strengthening their desire to remain with the Company.  Additionally, the LTIP will encourage the employees and consultants of the Company to have a greater personal interest in the business of the Company.  We believe that providing the employees and consultants with a direct financial stake in the Company is in the best interests of the Company and its shareholders.

Description

The LTIP will be administered and managed within the discretion of compensation committee of the Company or, in the absence of such committee, by the Board of Directors.  Incentives under the LTIP may be granted to eligible employees, directors or consultants in any one or a combination of incentive options, non-statutory stock options, stock appreciation rights, restricted stock grants, stock grants and performance shares.

Key Terms

The following is a summary of the key provisions of the LTIP:

Plan Term:	April 15, 2005 to April 15, 2015.

Eligible Participants:	The Company’s Directors, employees and consultants and the employees of certain of its affiliates. The Company currently has 12 employees who are eligible to participate under the LTIP.

Shares Authorized:

4,000,000, subject to adjustment to reflect stock splits and similar events. The LTIP provides a further limit of 1,600,000 shares of the 4,000,000, which may be issued as restricted stock grants, stock grants, other stock-based incentives and performance shares.

Award Types:

•                  incentive stock options under Section 422 of the Internal Revenue Code;

•                  stock options that are other than under Section 422 of the Internal Revenue Code;

•                  stock appreciation rights, granting the recipient right to receive an excess in the fair market value of shares of stock over a specified exercise price;

•                  restricted stock, which will be nontransferable until it vests over time;

•                  qualified performance-based incentives to employees who qualify as a “covered employee” within the meaning of Section 162(m) of the Internal revenue Code;

•                  unrestricted stock, which will be immediately transferable; and

•                  other stock-based incentive awards.

Vesting:	To be determined by the compensation committee. Awards will generally vest in four years unless otherwise determined in the compensation committee’s discretion.

The Board may discontinue the LTIP at any time and may amend or revise the terms of the LTIP as permitted by applicable statute; except that it may not revoke or alter, in a manner unenforceable to the grantees of any incentives, any incentives outstanding, nor may the Board amend the LTIP without shareholder approval where the absence of such approval would cause the LTIP to fail to comply with Rule 166-3 under the Securities Exchange Act of 1934, or any other applicable law or regulation.

Vesting and Exercise of Stock Options

The exercise price of stock options or stock appreciation rights granted under the LTIP may not be less than the fair market value of the common stock on the date of grant. The term of these awards may not be longer than ten years. The compensation committee will determine at the time of grant when each such award becomes vested and/or exercisable.

Vesting of Restricted Stock Awards and Options

The compensation committee may make the grant, issuance, retention and/or vesting of restricted stock awards and options contingent upon continued employment (or engagement) with Company, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Tax Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria may include the following criteria, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a preestablished target, to previous years’ results or to a designated comparison group, in each case as specified by the compensation committee in the award:

•                  pre-tax or after-tax net earnings,

•                  sales growth,

•                  operating earnings,

•                  operating cash flow

•                  return on net assets,

•                  return on shareholders’ equity,

•                  return on assets,

•                  return on capital,

•                  stock price grown,

•                  gross or net profit margin,

•                  earnings per share,

•                  price per share of stock, and

•                  market share.

To the extent that an award under the LTIP is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Board.

Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by the compensation committee on the basis of such further considerations as the compensation committee in its sole discretion determines.

Transferability

Awards granted under the LTIP are not transferable except by will or the laws of descent and distribution except that the compensation committee may consent to permit the transfer of a non-qualified stock option. The LTIP specifically prohibits transfers by an individual for consideration.

Administration

The compensation committee will administer the LTIP. The compensation committee will select the Company employees and other participants who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the LTIP, establish the terms, conditions and other provisions of the grants. The compensation committee may interpret the LTIP and establish, amend and rescind any rules relating to the LTIP. The compensation committee may delegate to a committee of one or more directors or to Company officers the ability to grant awards and take certain other actions with respect to participants who are not executive officers.

Amendments

The Board of Directors may terminate or discontinue the LTIP at any time and may amend the plan at any time, as permitted by applicable statutes. However, the Board may not revoke or alter, in a manner unfavorable to the LTIP’s participants, the terms of any award under the LTIP then outstanding. The Board of Directors is further restricted from amending the LTIP without shareholder approval if the absence of such approval would cause the LTIP to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 or any other applicable law or regulation.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, reorganization, or exchange of Company’s common stock, or any similar event affecting Company’s common stock, the compensation committee shall adjust the number and kind of shares available for grant under the LTIP, and subject to the various limitations set forth in the LTIP, the number and kind of shares subject to outstanding awards under the LTIP, and the exercise or settlement price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of Company on awards granted under the LTIP shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the LTIP. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.

U.S. Tax Consequences

Stock option grants under the LTIP may be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code or may be non-qualified stock options governed by Tax Code Section 83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the company. Company’s practice has been to grant non-qualified stock options. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that alternative minimum tax may apply), and Company will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock awards, stock bonus awards and restricted stock units are governed by Section 83 of the Tax Code. For restricted stock awards generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid on the value of the stock at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold. For stock bonus awards and restricted stock units, the award becomes taxable when the shares are issued. Income tax is paid on the value of the stock or units when the shares are issued, and then at capital gain rates when the shares are sold.

As described above, awards granted under the LTIP may qualify as “performance-based compensation” under Section 162(m) in order to preserve federal income tax deductions by Company with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Company’s five most highly compensated executive officers. To so qualify, options and other awards must be granted under the LTIP by a committee consisting solely of two or more “outside directors” (as defined under regulations) and satisfy the LTIP’s limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify as “performance-based compensation,” the issuance or vesting of the award, as the case may be, must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more “outside directors.” At this time, the Company does not have any outside directors and does not contemplate awarding performance based compensation under the LTIP.

Copy of Plan Attached

A complete copy of the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan is attached hereto as Appendix A.

Vote Required

The vote required to approve the proposed LTIP described above is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of Common Stock is entitled to one (1) vote for each share held.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED LTIP.

PROPOSAL FIVE
RATIFICATION OF JOHNSON, MILLER & CO. AS THE COMPANY’S INDEPENDENT PUBLIC
ACCOUNTANTS

The Board of Directors of the Company has approved and is recommending to shareholders of the Company’s Common Stock a proposal to ratify the appointment of Johnson, Miller & Co. as the Company’s independent public accountants.

On November 17, 2004, the Company engaged Johnson, Miller & Co. to replace Hein & Associates LLP as the Company’s independent public accountants to audit the Company’s financial statements for the year ended December 31, 2004.  Johnson, Miller & Co. had been the independent public accountants of BPZ Energy, Inc. for the years ended December 31, 2002 and 2003.  Hein & Associates LLP was dismissed as the Company’s independent public accountants on the same date.  The Company’s Board of Directors approved the change in the Company’s independent public accountants.

The independent public accountant’s report of Hein & Associates LLP dated March 13, 2004 for the Company’s financial statements for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles.  However, the report did contain an explanatory fourth paragraph related to uncertainty about the ability of Navidec Inc. to continue as a going concern.

The Company did not have any disagreements with Hein & Associates LLP during their engagement as the Company’s independent public accountants.

Johnson, Miller & Co. audited the Company’s financial statement for the years ended December 31, 2004 and 2003.  Representatives from Johnson, Miller & Co. are expected to attend the Annual Meeting.  Additionally, they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Vote Required

The vote required to approve the proposal to ratify the selection of Johnson, Miller & Co. as the Company’s independent public accountants is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one (1) vote for each share held.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF JOHNSON, MILLER & CO. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

Additional Information

The Company files reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. The Company’s SEC filings are also available from commercial document retrieval services or on the SEC’s website at http://www.sec.gov. Shareholders may also request a copy of the Company’s SEC reports by contacting the Company’s Secretary at 11999 Katy Freeway, Suite 560, Houston, Texas 77079; telephone number (281) 556-6200.

Other Matters

Neither us nor any of the persons named as proxies knows of any matters other than those described above to be voted on at the 2005 Annual Meeting.  However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the discretion of the Board of Directors.

A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2004, accompanies this Proxy Statement, but it is not to be deemed a part of the proxy soliciting material.

Shareholders may obtain additional copies of our Annual Report on Form 10-KSB most recently filed with the SEC without charge by writing to our Corporate Secretary at 11999 Katy Freeway, Suite 560, Houston, Texas 77079.  Our Annual Report on Form 10-KSB and other filings with the SEC may also be accessed on our website at www.bpzenergy.com.

By order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Appendix A

BPZ ENERGY, INC.

2005 LONG-TERM INCENTIVE COMPENSATION PLAN

Table of Contents

1.	Definitions

2.	Incentives

3.	Administration

4.	Eligibility/Effect of Termination of Service

5.	Qualified Performance-Based Incentives

6.	Shares Available for Incentives and Limits on Incentives

7.	Options

8.	Stock Appreciation Rights

9.	Performance Shares

10.	Grants of Stock, Restricted Stock and other Stock-Based Incentives

11.	Director Incentives

12.	Acquisition and Change of Control Events

13.	Amendment and Termination of the Plan

14.	Nontransferability

15.	No Right of Employment

16.	Taxes

17.	Governing Law

18.	Additional Requirements

19.	“Lockup” Agreement

20.	Limitation of Liability

21.	Unfunded Status of Incentives

22.	Nonexclusivity of the Plan

23.	Successors and Assigns

24.	No Fractional Shares

25.	Severability

26.	Miscellaneous

BPZ ENERGY, INC.

2005 LONG-TERM INCENTIVE COMPENSATION PLAN

The purpose of the 2005 Long-Term Incentive Compensation Plan, established by BPZ Energy, Inc., a Colorado corporation, effective April 15, 2005, is to (i) to promote the identity of interests between shareholders and officers, employees, Directors and Consultants of the Company by encouraging and creating significant ownership of Stock of the Company by such officers, employees, Directors and Consultants of the Company and its Affiliates; (ii) to enable the Company to attract and retain qualified officers, employees, Directors and Consultants who contribute to the Company’s success by their ability, ingenuity and industry; (iii) to provide a meaningful motivation and incentive for officers, employees, Directors and Consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives; and (iv) to provide an additional means to compensate officers, employees, Directors and Consultants who provide valuable services to the Company.

1.                                      Definitions

“Affiliate” shall have the meaning assigned to the term pursuant to Rule 12b-2 as promulgated under the Securities Exchange Act of 1934, as amended.

The “Board” means the Board of Directors of the Company.

The “Code” means the Internal Revenue Code of 1986, as amended, or any successor code thereto.

The “Committee” means the Compensation Committee of the Board of Directors of the Company. The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall qualify as (a) a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”), or any successor rule and (b) an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder (collectively, “Section 162(m)”).  In the absence of such Committee, the duties of the Committee shall be undertaken by the Board.

The “Company” or “BPZ” means BPZ Energy, Inc, a Colorado corporation.

“Covered Employee” means an employee of the Company or its Affiliates who is a “covered employee” within the meaning of Section 162(m) of the Code.

“Consultant” means a natural person providing bona fide services to the Company.  For purposes of the Plan, such services may not be in connection with the offer or sale of the Company’s securities in a capital-raising transaction, and may not directly or indirectly promote or maintain a market for the Company’s securities.

“Director” means a member of the Board who is not employed by the Company or any of its subsidiaries.

“Division” shall mean a section of the Company or an Affiliate.

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“Eligible Employee” mean a regular full-time or part-time employee of the Company, its Affiliates and its joint ventures, including officers, whether or not under the direction of the Company.

“Fair Market Value” means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee.  The written agreement for each Incentive shall specify the manner of determining Fair Market Value for all purposes relevant to the administration of such Incentive.

“Incentive Option” means an Option that by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Incentives” means awards made under this Plan.

“Nonstatutory Stock Option” means any option that is not an Incentive Option.

“Options” means Incentive Options and Nonstatutory Stock Options.

“Participant” means any holder of an Incentive awarded under the Plan.  Participants may include officers, employees, Directors and Consultants of the Company and its Affiliates.

“Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals include, but are not limited to: pre-tax or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. In the case of Qualified Performance-Based Incentives, the Committee will, within the time prescribed by Section 162(m) of the Code, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for recipients of such Incentives.

“Performance Goals” means, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, Division or Participant.

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant’s right to, and the payment of, an Incentive.

“Performance Shares” shall mean contingent awards granted by the Committee in shares of Stock, cash or any combination of Stock and cash, with such awards only paid if the Company, an

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Affiliate, or Division specified by the Committee meets Performance Goals established by the Committee.

“Plan” means the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan as set forth herein and as amended, restated, supplemented or otherwise modified from time to time.

“Qualified Performance-Based Incentives” means awards of Incentives intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

“Restricted Stock Grant” means shares of Stock granted to a Participant subject to a Vesting Period.

“Stock” shall refer to one or more shares of the Company’s no par value common stock.

“Stock Appreciation Right” means a right to receive any excess in the Fair Market Value of shares of Stock over a specified reference price and/or the right granted in connection with an underlying Option to receive the difference between the price of the Option and the Fair Market Value of the Stock for which it is exercisable in a cashless exercise of the Option.

“Stock Grant” means an award of Stock of the Company granted in full and unrestricted ownership from time to time in the sole discretion of the Committee.  Stock Grants may include, but not be limited to, bonuses payable in Stock as compensation for exemplary service or achievements, whether or not pursuant to formal compensation arrangements.  Stock Grants may also serve as the primary means of compensating Participants.

“Termination of Service” means a Participant’s termination of service with the Company or its Affiliates.  A Termination of Service of an employee of the Company or any Affiliate shall not be deemed to have occurred in the case of sick leave, military leave or any other leave of absence, in each case approved by the Committee or in the case of transfers between locations of the Company or its Affiliate.  In the case of “specified employees” (as described in Section 409A of the Code), distributions may not be made before the date which is six months after the date of termination of service (or, if earlier, the date of death of the participant).  A specified employee is a “key employee” as defined in Section 416(i) of the Code without regard to Paragraph (5), but only if the Company has any stock which is publicly traded on an established securities market or otherwise.  The written agreement for each Incentive granted to a Director or Consultant shall define Termination of Service for such Participant.

“Vesting Period” means the period of time, established by the Committee and/or set out in the applicable award agreement or this Plan in connection with an award of an Incentive, during which the Participant may not sell, assign, transfer, pledge, or otherwise dispose of or may not have a fully vested ownership interest in some or all of the Incentive and/or Stock or rights in stock granted pursuant to the Incentive, except as expressly permitted in this Plan.

2.                                      Incentives

Incentives under the Plan may be granted to Participants in any one or a combination of (a) Incentive Options (or other statutory stock options); (b) Nonstatutory Stock Options; (c) Stock Appreciation Rights; (d) Restricted Stock Grants; (e) Performance Shares; (f) Stock Grants; and

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(g) Other Stock-Based Incentives (as such term is defined in Section 10).  All Incentives shall be subject to the terms and conditions set forth herein and to such other terms and conditions as may be established by the Committee, except that the provisions of this Plan shall not apply retroactively to any Incentive issued before the effective date of this Plan.  Determinations by the Committee under the Plan (including, without limitation, determinations as to eligible Participants; the form, amount and timing of Incentives; and the terms and provisions of agreements evidencing Incentives) need not be uniform and may be made selectively among Participants who receive, or are eligible to receive, Incentives, whether or not such Participants are similarly situated.

3.                                      Administration

(a)                                  Compensation Committee.  The Plan shall be administered by the Compensation Committee, or the absence of such Committee, by the Board.  No person who makes or participates in making an award under this Plan, whether as a member of the Committee, a delegate of the Committee, or in any other capacity, shall make or participate in making an award to himself or herself.  No Director or person acting pursuant to the authority delegated by the Committee shall be liable for any action or determination relating to or under the Plan made in good faith.

(b)                                 Powers of Committee.  The Committee will have full discretionary power to administer the Plan in all of its details, subject to applicable requirements of law.  For this purpose, in addition to all other powers provided by this Plan, the Committee’s discretionary powers will include, but will not be limited to, the following discretionary powers:

(1)                                  To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan;

(2)                                  To interpret the Plan;

(3)                                  To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan, and the determination of whether a person is an Covered Employee or Eligible Employee shall be made in the sole and exclusive discretion of the Committee;

(4)                                  To appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(5)                                  To delegate some or all of its power and authority to the Chief Executive Officer, other senior members of management, or committee or subcommittee, as the Committee deems appropriate.  However, the Committee may not delegate its authority with regard to any matter or action affecting an officer subject to Section 16 of the Securities Exchange Act of 1934;

(6)                                  To impose such restrictions and limitations on any awards granted under the Plan as it may deem advisable, including, but not limited to share ownership or holding period requirements and requirements to enter into or to comply with confidentiality agreements and, to the extent allowed by law, non-competition and other restrictive or similar covenants.

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(7)                                  To correct any defect, supply any omission or reconcile any inconsistency in the Plan or any award made under the Plan in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency; and

(8)                                  If the Committee determines that the amendment of an Incentive awarded under this Plan is in the best interest of a Participant, to amend any such Incentive without the consent of the Participant.

Any determination by the Committee or its delegate(s) shall be final, binding and conclusive on all persons, in the absence of clear and convincing evidence that the Committee or its delegates(s) acted arbitrarily and capriciously.

(c)                                  Vesting Period.  If applicable, the Committee shall determine the vesting period for Incentives granted under this Plan and shall specify such vesting period in writing in making an award of an Incentive under this Plan. However, should the Committee award Incentives under this Plan without specifying a vesting period, then the vesting period shall be four years, with 25% of the underlying Stock or rights to Stock to vest at the end of each calendar year following the award.

(d)                                 Documentation of Award of Incentive.  Each Incentive awarded under this Plan shall be evidenced in such written form as the Committee shall determine. Each award may contain terms and conditions in addition to those set forth in the Plan.

(e)                                  Participants Outside the United States.  The Committee may modify the terms of any Incentive granted under the Plan to a Participant who is, at the time of grant or during the term of the Incentive, resident or primarily employed outside of the United States.  Such modification, which may be made in any manner deemed by the Committee to be necessary or appropriate, shall only be made in order that the Incentive shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Incentive to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Incentive to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Incentive. No such modification, supplement, amendment, restatement or alternative version may increase the share limits set forth in this Plan.

The Committee may delegate to another committee, as it may appoint, the authority to take any action consistent with the terms of the Plan, either before or after an Incentive has been granted, which such other committee deems necessary or advisable to comply with any government laws or regulatory requirements of a foreign country, including but not limited to, modifying or amending the terms and conditions governing any Incentives, or establishing any local country plans as sub-plans to the Plan.  In addition, under all circumstances, the Committee may make non-substantive administrative changes to the Plan to conform with or take advantage of governmental requirements, statutes or regulations.

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4.                                      Eligibility/Effect of Termination of Service

(a)                                  Eligibility.  Officers, employees and Directors of the Company and its Affiliates, who are from time to time responsible for, or contribute to, the management, growth and protection of the business of the Company and its Affiliates, and Consultants to the Company and its Affiliates, are eligible to be granted Incentives under the Plan.  Participants shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares of Stock underlying the Incentives granted to each Participant.  Notwithstanding any provisions of the Plan to the contrary, an Incentive may be granted to a Participant in connection with his or her hiring or retention prior to the date the Participant first performs services for the Company or an Affiliate; provided, however, that any such Incentive shall not become vested prior to the date the Participant first performs such services.

(b)                                 Effect of Termination of Service.  Upon a Termination of Service for any reason, the Participant shall only be entitled to the Incentives vested at the time of such Termination of Service, and the Participant’s unvested Incentives shall be forfeited.  Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Incentives.

5.                                      Qualified Performance-Based Incentives

(a)                                  Applicability.  This section will apply only to Covered Employees, or to those persons whom the Committee determines are reasonably likely to become Covered Employees in the period covered by an Incentive.  The Committee may, in its discretion, select particular Covered Employees to receive Qualified Performance-Based Incentives. The Committee may, in its discretion, also grant other Incentives to Covered Employees that do not satisfy the requirements of this section.

(b)                                 Purpose.  As to any Covered Employee or person likely to become a Covered Employee during the period covered by an Incentive, the Committee shall have the ability to qualify any of the Incentives as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Incentive as a Qualified Performance-Based Incentive, the provisions of this section will control over any contrary provision contained in the Plan. In the course of granting any Incentive, the Committee may specifically designate the Incentive as intended to qualify as a Qualified Performance-Based Incentive. However, no Incentive shall be considered to have failed to qualify as a Qualified Performance-Based Incentive solely because the Incentive is not expressly designated as a Qualified Performance-Based Incentive, if the Incentive otherwise satisfies the provisions of this section and the requirements of Section 162(m) of the Code and the regulations thereunder applicable to “performance-based compensation.”

(c)                                  Authority.  All grants of Incentives intended to qualify as Qualified Performance-Based Incentives shall be made by the Committee or, if all of the members thereof do not qualify as “outside directors” within the meaning of applicable IRS regulations under Section 162 of the Code, by a subcommittee of the Committee consisting of such of the members of the Committee who do so qualify.  Any action by such subcommittee shall be considered the action of the Committee for purposes of the Plan.  The Committee (or subcommittee, if necessary) shall also determine the terms applicable to Qualified Performance-Based Incentives.

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(d)                                 Discretion of Committee.  Options may be granted as Qualified Performance-Based Incentives.  The exercise price of any Option intended to qualify as a Qualified Performance-Based Incentive shall in no event be less that the Fair Market Value on the date of the grant of the Stock covered by the Option. With regard to other Incentives intended to qualify as Qualified Performance-Based Incentives, the Committee will have full discretion to select the length of any applicable Vesting Period or Performance Period.  Additionally, the Committee shall have full discretion to establish the Performance Criteria, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, Affiliate or Division or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Incentives shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code), and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e)                                  Payment of Qualified Performance-Based Incentives.  A Participant will be eligible to receive payment under a Qualified Performance-Based Incentive that is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Incentive, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Incentive earned for the Performance Period, if, in its sole and absolute discretion, such reduction or elimination is appropriate.

(f)                                    Limitation of Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Incentive shall be made except on such basis, if any, as will not cause such Incentive to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

6.                                      Shares Available for Incentives and Limits on Incentives

(a)                                  Maximum Shares.  Subject to adjustment as provided in this Section 6, the maximum number of shares of Stock of the Company that may be subject to Incentives under the Plan, including without limitation Incentive Options, is 4,000,000 shares, and such shares shall be reserved at all times until issued under the Plan.  Of such amount, no more than 1,600,000 shares in the aggregate shall be eligible for the issuance of Performance Shares, Stock Grants, Restricted Stock Grants and Other Stock-Based Incentives.

(b)                                 Limit on an Individual’s Incentives.  In any given year, no Participant may receive Incentives covering more than 15% of the aggregate number of shares which may be issued pursuant to the Plan.  Except as may otherwise be permitted by the Code, Incentive Options granted to an Eligible Employee during one calendar year shall be limited, such that at the time the Incentive Options are granted, the Fair Market Value of the Stock covered by all Incentive Options first exercisable by an Eligible Employee in any calendar year may not, in the aggregate, exceed $100,000.  The maximum Qualified Performance-Based Incentive payment to any one Participant under the Plan for a Performance Period is 15% of the aggregate number of shares that may be issued pursuant to the Plan, or if the Qualified Performance-Based Incentive is paid in cash, that

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number of shares multiplied by the Fair Market Value of the Stock as of the date the Qualified Performance-Based Incentive is granted.

(c)                                  Source of Shares.  Shares under this Plan may be delivered by the Company from its authorized but unissued shares of Stock or from Stock held in the Company treasury.  To the extent that shares of Stock subject to an outstanding award under the Plan are not issued by reason of forfeiture, termination, surrender, cancellation, or expiration; by reason of the tendering or withholding of shares to pay all or a portion of the exercise price or to satisfy all or a portion of the tax withholding obligations relating to the award; by reason of being settled in cash in lieu of shares or settled in a manner that some or all of the shares covered by the award are not issued to the Participant; or being exchanged for a grant under the Plan that does not involve Stock, then such shares shall immediately again be available for issuance under the Plan, unless such availability would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any other applicable law or regulation.

(d)                                 Recapitalization Adjustment.  In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment, if any, as it may deem appropriate in the number and kind of shares authorized by the Plan; in the number and kind of shares covered by Incentives outstanding; in the price of Options; and in the Fair Market Value of Stock Appreciation Rights.  No adjustment under this section or any other part of this Plan shall be made if: (1) it would cause an Incentive granted under this Plan as a Qualified Performance-Based Incentive to fail under Code 162(m), or (2) it would cause an Incentive granted as an Incentive Option to fail to meet the criteria for Incentive Options.

7.                                      Options

The Committee may grant options qualifying as Incentive Options under the Code, other statutory options under the Code, and Nonstatutory Options. Such Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Option Price.  The option price per share with respect to each Option shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Company’s Stock on the date the Option is granted; provided, however, that in the case of an Incentive Option granted to an Eligible Employee who, immediately prior to such grant, owns stock (either common or preferred) constituting more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company, the option price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

(b)                                 Period of Option.  The period of each Option shall be fixed by the Committee but shall not exceed ten (10) years.

(c)                                  Payment.  The Option price shall be payable in cash at the time the Option is exercised; provided, however, that in lieu of cash the person exercising the Option may pay the Option price in whole or in part by delivering Stock having a Fair Market Value on the date of exercise of the Option equal to the aggregate Option price for the shares being purchased.  Such Stock must have been held by the Participant for at least six months.  No Stock shall be issued until

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full payment for such Stock has been made.  Notwithstanding the foregoing, the Committee may, in its discretion, provide such other terms for payment of the Option price, including broker-assisted cashless exercise, net cashless exercise, promissory note, or other means as it deems appropriate, to the extent that such other means of exercise comply with applicable laws and regulations.  Participants receiving an Option grant shall have none of the rights of a shareholder until the shares are issued.

(d)                                 Exercise of Option.  So long as an Option Participant remains employed or engaged by the Company, the shares covered by an Option may be exercised in such installments and on such exercise dates as the Committee or its delegate may determine.  In no event shall any Option be exercisable after its specified expiration period.

(e)                                  Termination of Service. Upon the termination of an employee’s service (for any reason other than retirement, disability or death) Option privileges shall be limited to the shares that were immediately exercisable at the date of such termination.  Notwithstanding the foregoing, the Committee may, in its sole discretion, either by prior written agreement with the Participant or upon the occurrence of a Termination of Service, accelerate the vesting of unvested Options.  Option privileges shall expire unless exercised or surrendered for an included Stock Appreciation Right (if any) within such period of time after the date of termination of employment as may be established by the Committee, but in no event later than the expiration date of the Option.  Incentive Options must, however, be exercised no later than three months after a Termination of Service, unless the Incentive Option Participant is disabled, in which case the Incentive Options must be exercised within one year.  The written agreement for each Incentive granted to a Director or Consultant shall define Termination of Service for such Participant.

(f)                                    Retirement.  Upon retirement of an Option Participant, Option privileges shall apply to those shares immediately exercisable at the date of retirement. The Committee, however, in its discretion, may provide that any Options outstanding but not yet exercisable upon the retirement of an Option Participant may become exercisable in accordance with a schedule to be determined by the Committee.  Option privileges shall expire unless exercised within such period of time as may be established by the Committee but in no event later than the expiration date of the Option.

(g)                                 Death.  Upon the death of an Option Participant, Option privileges shall apply to those shares that were immediately exercisable at the time of death. The Committee, however, in its discretion, may provide that any Options outstanding but not yet exercisable upon the death of an Option Participant may become exercisable in accordance with a schedule to be determined by the Committee.  Such privileges shall expire unless exercised by legal representatives or within a period of time as determined by the Committee but in no event later than the expiration date of the Option.

(h)                                 Divorce.  Incentive Stock Options transferred pursuant to divorce will cease to be statutory stock options upon the date of transfer.

8.                                      Stock Appreciation Rights

The Committee may, in its discretion, grant Stock Appreciation Rights either singly or in combination with an underlying Option granted hereunder. Such Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

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(a)                                  Time and Period of Grant.  If a Stock Appreciation Right is granted with respect to an underlying Option, it may be granted at the time of the Option or at any time thereafter but prior to the expiration of the Option. If a Stock Appreciation Right is granted with respect to an underlying Option, at the time the Stock Appreciation Right is granted, the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the underlying Option. In no event shall the exercise period for a Stock Appreciation Right exceed the exercise period for such Option. If a Stock Appreciation Right is granted without an underlying Option, the Committee shall set the period for exercise of the Stock Appreciation Right.

(b)                                 Value of Stock Appreciation Right.  If a Stock Appreciation Right is granted with respect to an underlying Option, the Participant will be entitled to surrender the Option that is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Stock on the date the election to surrender is received by the Company over the Option price multiplied by the number of shares covered by the Options that are surrendered. If a Stock Appreciation Right is granted without an underlying Option, the Participant will receive upon exercise of the Stock Appreciation Right an amount equal to or exceeding the Fair Market Value of the Stock on the date the election to surrender such Stock Appreciation Right is received by the Company over the reference price on the date of grant (which shall not be less than 100% of the Fair Market Value on such date) multiplied by the number of shares covered by the grant of the Stock Appreciation Right.

(c)                                  Payment of Stock Appreciation Right.  Payment of a Stock Appreciation Right shall be in the form of shares of Stock, cash, or any combination of Stock and cash.  The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

9.                                      Performance Shares

The Committee may grant Performance Shares to any Eligible Employee selected by the Committee in its sole discretion.  Such Performance Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Performance Period and Performance Goals.  In granting Performances Shares, the Committee shall determine and specify the Performance Period.  The Committee shall also establish Performance Goals to be met by the Company, Affiliate or Division during the Performance Period as a condition to payment of the Performance Share grant. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

(b)                                 Payment of Performance Shares.  The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share grant if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share grant shall be expressed in terms of shares of Stock. After the completion of a Performance Period, the performance of the Company, Affiliate, or Division shall be measured against the Performance Goals, and the Committee shall determine whether all, none or any portion of a Performance Share grant shall be paid. The Committee, in its discretion, may elect to make payment in shares of Stock,

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cash or a combination of Stock and Stock and cash. Any cash payment shall be based on the Fair Market Value of Performance Shares on, or reasonably close to, the date of payment.

(c)                                  Revision of Performance Goals.  At any time prior to the end of a Performance Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur that have a substantial effect on the performance of the Company, Affiliate or Division and that in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

(d)                                 Requirement of Employment.  A Participant of Performance Shares must remain in the employment of the Company until the completion of the Performance Period in order to be entitled to payment under the Performance Share grant.  However, the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

(e)                                  Dividends.  The Committee may, in its discretion, at the time of the granting of Performance Shares, provide that any dividends declared on the Stock during the Performance Period, and that would have been paid with respect to Performance Shares had they been owned by a Participant, be (i) paid to the Participant, or (ii) accumulated for the benefit of the Participant and used to increase the number of Performance Shares of the Participant.

10.                               Grants of Stock, Restricted Stock and Other Stock-Based Incentives

The Committee may, in its discretion, award Stock (in the form of Stock Grants), Restricted Stock Grants or other Stock-based Incentives that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of shares of the Stock (the “Other Stock-Based Incentives”) to any Participant.  All Restricted Stock Grants shall include a Vesting Period as determined by the Committee, and shall additionally be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)                                  Requirement of Employment.  An employee receiving a Restricted Stock Grant must remain in the employment of the Company during the Vesting Period in order to retain the shares of Stock that have not yet vested.  If a Participant experiences a Termination of Service prior to the end of the Vesting Period, the Restricted Stock Grant shall terminate with respect to the non-vested Stock and the shares of Stock in which the Participant was not vested shall be returned immediately to the Company.  However, the Committee may, at the time of the grant, allow the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Grant at different times during the Vesting Period.  The Committee may, in its discretion, also provide such complete or partial exceptions to the employment restriction as it deems appropriate.  The written agreement for each Restricted Stock Grant awarded to a Director or Consultant shall define Termination of Service for such Participant.

(b)                                 Restrictions on Transfer and Legend on Stock Certificates.  During the Vesting Period, the Participant may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Stock in which the Participant is not vested except as expressly permitted in this Plan.  Each certificate for shares of Stock issued hereunder, unless such shares are held in escrow, shall contain a legend giving appropriate notice of the restrictions in the grant.

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(c)                                  Escrow Agreement.  The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock award will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(d)                                 Lapse of Restrictions.  All restrictions imposed on the Restricted Stock Grant shall lapse upon the expiration of the Vesting Period if the conditions of the grant have been met.  The Participant shall then be entitled to prompt receipt of any Stock certificates held in escrow or removal of the legend pertaining to the restrictions in the grant.

(e)                                  Dividends.  The Committee shall, in its discretion, at the time of the Restricted Stock Grant, provide that any dividends declared on the Stock during the Vesting Period shall either be (i) paid to the Participant, or (ii) accumulated for the benefit of the Participant and paid to the Participant only after the expiration of the Vesting Period.

(f)                                    Other Stock-Based Incentives. The Other Stock-Based Incentives shall be in such form, and dependent on such conditions as the Committee shall determine, including, without limitation, the right to receive one or more shares of Stock (or the equivalent cash value of such shares of Stock) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of Performance Goals.  Other Stock-Based Incentives may be granted alone or in addition to any other Incentives granted under the Plan.  Subject to the provisions of the Plan, the Committee shall determine (i) to whom and when Other Stock-Based Incentives will be made, (ii) the number of shares of Stock to be awarded under (or otherwise related to) such Other Stock-Based Incentives, (iii) whether such Other Stock-Based Incentives shall be settled in cash, shares of Stock or a combination of cash and shares of Stock, and (iv) all other terms and conditions of such Incentives (including, without limitation, the vesting provisions thereof).

11.                               Director Incentives

Subject to the requirements of the Code, the Plan, and applicable law, Directors may be awarded any of the Incentives that may be awarded to any other Participant.

12.                               Acquisition and Change of Control Events

(a)                               Definitions

(1)                                  “Acquisition Event” shall mean:

(i)                                     Any merger or consolidation of the Company with or into another entity as a result of which the Company’s Stock is converted into or exchanged for the right to receive cash, securities of the other entity, or other property; or

(ii)                                  Any exchange of shares of the Company for cash, securities of another entity or other property pursuant to a statutory share exchange transaction.

(2)                                  “Change of Control Event” shall mean:

(i)                                     any merger or consolidation that results in the voting securities of the Company that are outstanding immediately prior to such event representing immediately thereafter

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(either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; or

(ii)                                  the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 25% or more of either (A) the then-outstanding shares of Stock of the Company (the “Outstanding Company Stock”), or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”).  However, for purposes of this subsection (iii), the following acquisitions shall not give rise to a Change of Control event: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate,  or (D) any acquisition by any corporation pursuant to a transaction that results in all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such transaction beneficially owning, directly or indirectly, more than 50% of the then-outstanding shares of Stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such transaction (which shall include, without limitation, a corporation that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Company Stock and Outstanding Company Voting Securities, respectively;

(iii)                               any sale of all or substantially all of the assets of the Company; or

(iv)                              the complete liquidation of the Company.

(b)                               Effect on Options

(1)                                  Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an Affiliate thereof).  However, if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between the Option holder and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event. For purposes of this section, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Stock for each share of Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of

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consideration chosen by the holders of a majority of the outstanding shares of Stock). However, if the consideration received as a result of the Acquisition Event is not solely Stock of the acquiring or succeeding corporation (or an Affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of Stock of the acquiring or succeeding corporation (or an Affiliate thereof) equivalent in Fair Market Value to the per share consideration received by holders of outstanding shares of Stock as a result of the Acquisition Event.  Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an Affiliate thereof), does not agree to assume such Options, or substitute equivalent options for such Options, then the Board shall, upon written notice to the Option holders, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Option holders before the consummation of such Acquisition Event.  However, in the event of an Acquisition Event under the terms of which holders of Stock will receive upon consummation thereof a cash payment for each share of Stock surrendered pursuant to such Acquisition Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Option holder shall receive, in exchange therefore, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

(2)                                  Change in Control Event that is not an Acquisition Event.  Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then outstanding shall automatically become immediately exercisable in full.

(c)                                Effect on Restricted Stock Grants

(1)                                  Acquisition Event that is not a Change in Control Event.  Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Grant shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property into which the Stock was converted or for which it was exchanged pursuant to such Acquisition Event in the same manner and to the same extent as such rights applied to the Stock subject to such Restricted Stock Grant.

(2)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock award or any other agreement between a holder of a Restricted Stock Grant and the Company, all restrictions and conditions on all Restricted Stock Grants then outstanding shall automatically be deemed terminated or satisfied.

(d)                                 Effect on Other Awards

(1)                                  Acquisition Event that is not a Change in Control Event.  The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Incentive granted under the Plan at the time of the grant of such Incentive.

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(2)                                  Change in Control Event.  Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Incentive or any other agreement between an Incentive holder and the Company, all other Incentives shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Incentive.  Additionally, upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), all Performance Shares or other performance-based awards shall be immediately payable based upon the extent, as determined by the Committee, to which the Performance Goals for the Performance Period then in progress have been met up through the date of the Change in Control or based on 100% of the value on the date of grant of the Performance Shares or other performance-based award, if such amount is higher.

13.                               Amendment and Termination of the Plan

The Board may terminate or discontinue the Plan at any time and may from time to time amend or revise the terms of the Plan as permitted by applicable statutes, except that it may not revoke or alter, in a manner unfavorable to the Participants, the terms of any Incentives then outstanding, nor may the Board amend the Plan without shareholder approval where the absence of such approval would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any other applicable law or regulation.  No Incentive shall be granted under the Plan after April 15, 2015, but Incentives granted prior to such date may extend beyond that date.

14.                               Nontransferability

Incentive Options granted under the Plan shall not be transferable except by will or the laws of descent and distribution or such other transfers as may be permissible for Incentive Options or other statutory options under the provisions of the Code.  To the extent allowed by law, Nonstatutory Options may be transferable to certain family members, foundations, or entities controlled by either the Participant or certain family members for no value or other consideration.  Incentives other than Options may be transferable subject to terms and conditions as may be established by the Committee in accordance with regulations promulgated under the Securities Exchange Act of 1934, the Code, or any other applicable law or regulation.

Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Incentive or a levy of attachment, or similar process upon an Incentive not specifically permitted herein, shall be null and void and without effect.

15.                               No Right of Employment

The Plan and the Incentives granted hereunder shall not confer upon any Eligible Employee the right to continued employment with the Company, its Affiliates, or its joint ventures, or affect in any way the right of such entities to terminate the employment of an Eligible Employee at any time and for any reason.  Neither shall the Plan and the Incentives granted hereunder confer on a Consultant the right to continuation of his or her consulting engagement.

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16.                               Taxes

The Company shall be entitled, at the time the Company deems appropriate under the law then in effect, to withhold the amount of any tax attributable to any Incentive granted under the Plan, or to require payment in cash of such withholding amount prior to delivery of the Stock underlying such Incentive.

17.                               Governing Law

The provisions of this Plan and all awards made under this Plan shall be governed by and interpreted in accordance with the law of the State of Texas, without regard to applicable conflicts of law principles.

18.                               Additional Requirements

Anything in the Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of grant of any Incentive or the issuance of any shares of Stock pursuant to any Option, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the grant of any Incentive, the issuance of shares of Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be granted or such shares of Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

19.                               “Lockup” Agreement

The Committee may in its discretion require that upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Participant shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Participant will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock issued or issuable pursuant to the exercise of such Incentive, without the prior written consent of the Company or such underwriters, as the case may be.

20.                               Limitation of Liability

Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the

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Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

21.                               Unfunded Status of Incentives

The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Incentive, nothing contained in the Plan or any Incentive shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, shares of Stock, other Incentives, or other property pursuant to any Incentive, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

22.                               Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other Incentives otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

23.                               Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

24.                               No Fractional Shares

No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Incentive, including on account of any action under Section 6(d) of the Plan.  In lieu of such fractional shares, the Committee shall determine, in its discretion, whether cash, other Incentives, scrip certificates (which shall be in a form and have such terms and conditions as the Committee in its discretion shall prescribe) or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

25.                               Severability

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Incentive under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee,

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materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

26.                               Miscellaneous

The provisions of this Plan shall be severable, and the invalidity of any particular provision of the Plan shall not cause the Plan as a whole to be invalid.

Adopted by the Board this 15th day of April 2005.

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[FRONT SIDE]

Please mark your vote as indicated in this example.  ☒

BPZ ENERGY, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, AND 5.

1.       Election of Directors.

Nominees:

For

Withhold

For All

01 Dr. Fernando Zúñiga y Rivero	All	All	Except
02 Thomas Kelly	☐	☐	☐
03 Gordon Gray
04 Manuel Pablo Zúñiga-Pflücker

(INSTRUCTIONS: To withhold authority to vote for any individual nominee , mark “For All Except” and write the nominee’s name on the line below.  If authority to vote for any nominee is not withheld, this signed proxy will be deemed to grant authority to vote for the nominee.)

*Exceptions:

2.       Proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock that the Company may issue from 20,000,000 to 250,000,000.

For	Against	Abstain
☐	☐	☐

3.       Proposal to amend the Articles of Incorporation to authorize 25,000,000 shares of Preferred Stock.

For	Against	Abstain
☐	☐	☐

4.       Proposal to adopt the proposed BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan.

For	Against	Abstain
☐	☐	☐

5.       Proposal to ratify the appointment of Johnson, Miller & Co. as the Company’s independent public accountants.

For	Against	Abstain
☐	☐	☐

Authorized Signatures—This Section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  When shares are held by joint holders, both must sign.  When signing as attorney, trustee, administrator, guardian or corporate officer, please provide your FULL title.  If partnership, please sign in partnership name by authorized person.

Signature 1	Signature 2 (Joint Owners)
Please sign within the box.	Please sign within the box.	Date (mm/dd/yy)

(Please see reverse side.)

[REVERSE SIDE]

BPZ ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 31, 2005

The undersigned hereby appoints Dr. Fernando Zúñiga y Rivero and Thomas Kelly, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of BPZ Energy, Inc. held of record by the undersigned on April 27, 2005 at the Annual Meeting of Shareholders of BPZ Energy, Inc. on May 31, 2005, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND FOR PROPOSALS 2, 3, 4, AND 5.  THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.